UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2016

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Addition of Class I Director

Effective May 19, 2016, the Board of Directors (the “Board”) of Acadia Healthcare Company, Inc. (the “Company”) increased the number of Class I directors serving on the Board from two to three and elected Vicky B. Gregg to fill the vacancy created by the increase in the number of Class I directors. The term of office of Class I directors expires at the Company’s annual meeting of stockholders in 2018. Ms. Gregg will serve as a member of the Compensation Committee of the Board.

Since November 2014, Ms. Gregg has served as Co-Founder and Partner of Guidon Partners, an investor and consultant for an array of privately held healthcare companies. She served as Chief Executive Officer of BlueCross BlueShield of Tennessee from January 2003 through the end of 2012. Ms. Gregg currently serves on the board of directors of Quest Diagnostics Incorporated and Team Health Holdings, Inc.

Ms. Gregg will receive compensation for her service to the Company in accordance with the Company’s existing compensation plan for non-employee directors. Information with respect to the director compensation plan is set forth in the definitive proxy statement for the Company’s 2016 annual meeting of stockholders, filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2016. In connection with her appointment, Ms. Gregg entered into an indemnification agreement with the Company comparable to the agreement in place with other directors.

A copy of the press release announcing Ms. Gregg’s election to the Board is filed as Exhibit 99 to this report.

Approval of Amendment to Company’s Incentive Compensation Plan

As further discussed below in Item 5.07, on May 19, 2016, at the 2016 annual meeting of stockholders (the “Annual Meeting”) of the Company, the stockholders of the Company approved an Amendment (the “Amendment”) to the Company’s Incentive Compensation Plan (the “Plan”). The Amendment increased by 3,500,000 the aggregate number of shares of the Company’s common stock which may be issued or used for reference purposes for awards granted under the Plan and includes certain other changes with respect to the administration of the plan. A summary of the material terms of the Amendment and the Plan is set forth on pages 8 through 13 of the Company’s definitive proxy statement for the Annual Meeting, filed with the SEC on April 8, 2016. The summary and the foregoing description of the Amendment and the Plan are qualified in their entirety by reference to the text of the Amendment and the Plan, copies of which were included as Appendix A and Appendix B to the proxy statement filed with the SEC and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 19, 2016. The proposals considered at the Annual Meeting were voted on as follows:

1. The individuals listed below were elected to serve as Class II directors until the Company’s annual meeting of stockholders in 2019 or until their successors have been elected and take office. The voting results were as follows:

	For	Withheld	Broker Non-Votes
William F. Grieco	69,150,711	11,138,188	3,183,607
Joey A. Jacobs	77,976,257	2,312,642	3,183,607
Reeve B. Waud	69,162,396	11,126,503	3,183,607

2. The Company’s stockholders approved the Amendment to the Company’s Incentive Compensation Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
78,984,239	1,284,089	20,571	3,183,607

3. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s definitive proxy statement filed with the SEC on April 8, 2016), by the following vote:

For	Against	Abstain	Broker Non-Votes
79,407,673	849,726	31,500	3,183,607

4. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, by the following vote:

For	Against	Abstain
81,900,495	1,561,795	10,216

5. The Company’s stockholders approved a stockholder proposal to adopt a majority voting standard in uncontested director elections, by the following vote:

For	Against	Abstain	Broker Non-Votes
55,472,030	24,795,323	21,546	3,183,607

6. The Company’s stockholders did not approve a stockholder proposal related to sustainability reporting, by the following vote:

For	Against	Abstain	Broker Non-Votes
21,392,705	51,075,873	7,820,321	3,183,607

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Acadia Healthcare Company, Inc. Incentive Compensation Plan(a)

10.2	First Amendment to the Acadia Healthcare Company, Inc. Incentive Compensation Plan(b)

99	Press Release of Acadia Healthcare Company, Inc., dated March 19, 2016

(a)	Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2016 (File No. 001-35331)
(b)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2016 (File No. 001-35331)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: May 19, 2016	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Acadia Healthcare Company, Inc. Incentive Compensation Plan(a)

10.2	First Amendment to the Acadia Healthcare Company, Inc. Incentive Compensation Plan(b)

99	Press Release of Acadia Healthcare Company, Inc., dated March 19, 2016

(a)	Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2016 (File No. 001-35331)
(b)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2016 (File No. 001-35331)